UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39940	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CSCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

As previously disclosed in a Form 8-K filing, on December 11, 2020, Irving Tan, former Executive Vice President and Chief of Operations of Cisco Systems, Inc. (“Cisco”) notified Cisco of his decision to return to Singapore and stepped down from his position as Executive Vice President and Chief of Operations of Cisco effective December 14, 2020. On February 22, 2021, Cisco entered into a Letter of Transfer Agreement – International Transfer (the “Transfer Agreement”) with Mr. Tan, in connection with his relocation from San Jose, California to Singapore. Consistent with Cisco’s International Transfer Policy for Vice Presidents and above, under the Transfer Agreement, Mr. Tan will be entitled to various allowances and services in connection with his relocation, including housing assistance, travel allowances, transition assistance, tax service assistance, home and vehicle sales assistance, and tax restoration benefits with respect to certain of the allowances and services (the “Relocation Benefits”). Such Relocation Benefits are contingent upon Mr. Tan’s continued employment with Cisco.

The foregoing description of the Transfer Agreement is qualified in its entirety by reference to the Transfer Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
10.1	Letter of Transfer – International Transfer by and between Cisco Systems, Inc. and Irving Tan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 25, 2021	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary